Exhibit 10.8

AMENDMENT

TO

STOCK OPTION AGREEMENT

This Amendment to Stock Option Agreement (this “Amendment”) is entered into by and between JOSEPH DOWLING, an individual (“Executive”), and CV SCIENCES, INC., a Delaware corporation (the “Company”) as of March 16, 2017 (the “Effective Date”), with reference to the following facts:

RECITALS

A.                On July 6, 2016 Executive and the Company entered into that certain Non-Qualified Stock Option Agreement (the “Agreement”), a copy of which is attached hereto and incorporated herein by this reference as Exhibit A;

B.                 Each of the parties hereto desires to enter into this Amendment to amend the Agreement as set forth herein.

AGREEMENT

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

1.                  Vesting Agreement. Subparagraphs (a)(i) through (iii) are superseded and replaced as follows, as related to the Options not yet vested as of the Effective Date:

(i)                 “Thirty-four percent (34%) when the Company has final meeting minutes from a pre-investigational new drug application (“IND”) meeting as authorized by the FDA for a drug development program utilizing CBD as the active pharmaceutical ingredient;

(ii)              Thirty-three percent (33%) when the Company is granted an IND; and

(iii)            Thirty-three percent (33%) when the Company commences its first human dosing under the IND.”

2.                  Conflict. If there is a conflict between the terms and conditions of this Amendment and the terms and conditions of the Agreement, the terms and conditions of this Amendment shall control. Except as modified by this Amendment, the terms and conditions of the Agreement shall remain in full force and effect.

[signature page follows]

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IN WITNESS WHEREOF, the undersigned have executed this Amendment as of the Effective Date.

CV SCIENCES, INC.

By: /s/ James McNulty

Name: James McNulty

Its: Chairman, Compensation Committee

/s/ Joseph Dowling

Joseph Dowling

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Exhibit A

NON-QUALIFIED STOCK OPTION AGREEMENT

[see attached]

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